FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
                            (364-DAY FACILITY)

                        Dated as of April 26, 2001

            UNITED   PARCEL   SERVICE,   INC.,   a  Delaware   corporation
(the"Borrower"),    the   banks,   financial   institutions   and   other
institutional lenders (collectively, the "Initial Lenders") party hereto, Citibank, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, the "Administrative Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), ABN AMRO Bank N.V., Bank of America, N.A., Bank One, NA, and The Chase Manhattan Bank, as co-documentation agents (in such capacity, the "Co-Documentation Agents") for such Lenders, and Salomon Smith Barney Inc., as arranger (in such capacity, the "Arranger") under the Loan Documents (as defined in the Existing Credit Agreement described below), hereby agree as follows:

                          PRELIMINARY STATEMENTS

            (1) United Parcel Service of America, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower (the "Existing Borrower"), is party to a Fourth Amended and Restated Credit Agreement (364-Day Facility) dated as of April 27, 2000 (as amended, supplemented or otherwise modified from time to time to, but not including, the date hereof, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto (the "Existing Lenders"), Citibank, N.A., as Administrative Agent and as Syndication Agent for the Existing Lenders, Bank of America N.A., as Documentation Agent for the Existing Lenders, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Co-Arrangers for the Existing Lenders. Capitalized terms not otherwise defined in this Fifth Amended and Restated Credit Agreement (364-Day Facility) (the "Amendment and Restatement") shall have the same meanings as specified in the Existing Credit Agreement.

            (2) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $ 1,250,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

            (3) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

            SECTION 1. Amendments to the Existing Credit Agreement. Effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

            (a)   The   recital  of  parties   to  the   Existing   Credit
Agreement is amended in full to read as follows:

                  "UNITED  PARCEL  SERVICE,  INC., a Delaware  corporation
      (the"Borrower"),   the  banks,  financial  institutions  and  other
      institutional lenders (collectively, the "Initial Lenders") party hereto, Citibank, N.A., as administrative agent (in such capacity, the "Administrative Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders (as hereinafter defined), ABN AMRO Bank N.V., Bank of America, N.A., Bank One, NA, and The Chase Manhattan Bank, as co-documentation agents (in such capacity, the "Co-Documentation Agents") for such Lenders, and Salomon Smith Barney Inc., as arranger (in such capacity, the "Arranger") under the Loan Documents (as hereinafter defined), hereby agree as follows:"

            (b) Section 1.01 of the Existing Credit Agreement is hereby amended by (i) deleting the definitions of "Co-Arrangers",
"Documentation  Agent",   "Existing  Credit  Facilities",   "Information
Memorandum", "Parent", and "Termination Date" set forth therein and (ii) replacing them with the following new definitions:

                  "Arranger" has the meaning specified in the recital of parties to this Agreement.

                  "Co-Arrangers" means the Arranger.

                  "Co-Documentation Agents" has the meaning specified in the recital of parties to this Agreement.

                  "Documentation   Agent"   means   the   Co-Documentation
      Agents.

                  "Existing   Credit    Facilities"   means   the   credit
      facilities provided pursuant to (a) the Fourth Amended and Restated Credit Agreement (364-Day Facility) and (b) the Second Amended and Restated Credit Agreement (Five-year Facility), each dated as of April 27, 2000, as amended, supplemented or otherwise modified from time to time prior to the date hereof, among United Parcel Service of America, Inc., a Delaware corporation, the banks, financial institutions and other institutional lenders parties thereto, Citibank, as administrative agent and syndication agent, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as co-arrangers thereunder.

                   "Termination Date" means the earlier of (i) April 25, 2002 or, if extended pursuant to Section 2.16(a), the date that is 364 days after the Termination Date then in effect, and (ii) the date of termination in whole of the Commitments pursuant to section 2.05 or 6.01.

            (c) Section 2.03(a) of the Existing Credit Agreement is hereby amended by deleting in subclause (D) of clause (i) thereof the parenthetical "(which maturity date may not be earlier than the date occurring seven days after the date of such Competitive Bid Borrowing or later than the Termination Date and, in the case of any LIBO Rate Advance to be made as part of such Competitive Bid Borrowing, shall be the last day of the interest period for such LIBO Rate Advance)" and substituting therefor the following new parenthetical:

      "(which maturity date may not be earlier than the date occurring thirty days after the date of such Competitive Bid Borrowing or later than the Termination Date and, in the case of any LIBO Rate
      Advance to be made as part of such Competitive Bid Borrowing, shall be the last day of the interest period for such LIBO Rate Advance)".

            (d) Section 2.03(d) of the Existing Credit Agreement is hereby amended by deleting in the last three lines thereof the sentence:

      "The Borrower may prepay any principal amount of any Competitive Bid Advance, subject to the provisions of Sections 2.10 and 8.04(c)."

            (e) Section 2.05 of the Existing Credit Agreement is hereby amended by deleting in the second line thereof the phrase "at least four Business Days' notice" and substituting therefor the new phrase "at least three Business Days' notice".

            (f) Section 2.10 of the Existing Credit Agreement is hereby amended (i) by deleting in the second line thereof the language "three Business Days' notice" and substituting therefor the new language "two Business Day's notice", (ii) by deleting in the third line thereof the language "one Business Day's notice" and substituting therefor the new language "notice on the same Business Day", (iii) by deleting in the second line thereof the language "or LIBO Rate Advances", (iv) by deleting in the third line thereof the language "or Fixed Rate Advances" and (v) by deleting in clause (b) of the proviso thereof the language "or LIBO Rate Advance".

            (g) Section 4.01(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(e) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2000, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the Fiscal Year then ended, all audited and certified by Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its Subsidiaries on a Consolidated basis as of the dates thereof."

            (h) Section 4.01(f) of the Existing Credit Agreement is amended by replacing the words "December 31, 1999" with the words "December 31, 2000."

            (i) Section 5.01(h)(i) is hereby amended and restated in its entirety to read as follows:

                  "(i)  within  120  days  after  the end of  each  Fiscal
            Year of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries showing the financial condition of the Borrower and its Subsidiaries as of the close of such Fiscal Year and the related statements of Consolidated income and statements of Consolidated cash flow as of and for such Fiscal Year, all such Consolidated financial statements of the Borrower and its Subsidiaries to be reported on by Deloitte & Touche or other independent accountants acceptable to the Required Lenders, and to be in form reasonably acceptable to the Required Lenders;"

            (j) Section 6.01(a) is hereby amended by deleting in the last line thereof the words "remain unremedied for five days" and
substituting   therefor  the  new  words  "remain   unremedied  for  three
Business Days".
            (k) Section 8.07(a) is hereby amended (i) by deleting at the end of clause (v) thereof the language ", and" and substituting therefor the punctuation ",", (ii) by deleting at the end of clause (vi) thereof the punctuation "." and substituting therefor the punctuation "," and (iii) by adding the following new clauses (vii) and (viii):

                  "(vii)      if  such  assignment  shall  be  made  as  a
            result of a demand by the Borrower pursuant to this Section 8.07(a) to an assignee that, immediately prior to such assignment, was neither a Lender nor an Affiliate of a Lender, the Borrower shall pay on demand an administrative fee of $3,500 to the Administrative Agent, and

                  (viii) notwithstanding any other provision set forth in this Agreement, a Lender may assign to any of its Affiliates all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Revolving Credit Advances owing to it and the Revolving Credit Note or Notes held by
            it) upon notice to the Borrower and the Administrative Agent, with or without the consent of the Borrower or the Administrative Agent, so long as such assignment is otherwise in compliance with this Agreement."

            (l) Schedule I to the Existing Credit Agreement is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

            SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

            (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, the Existing Borrower, each of the Guarantors and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

            (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and (except for the Revolving Credit Notes) in sufficient copies for each Initial Lender:

                  (i)   The  new   Revolving   Credit   Notes   issued  in
            connection with this Amendment and Restatement to the order of each of the Lenders, respectively.

                  (ii) Certified copies of the resolutions of the board of directors of the Borrower approving this Amendment and Restatement, the Notes and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

                  (iii) Certified  copies of the  resolutions of the board
            of directors of each of the Guarantors approving this Amendment and Restatement and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

                  (iv) A certificate of the Secretary or an Assistant Secretary of each of the Guarantors certifying the names and true signatures of the officers of such Guarantor authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

                  (v) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, the Notes and the other documents to be delivered hereunder.

                  (vi) A favorable opinion of King & Spalding, counsel for the Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement, but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in each such case in form and substance reasonably satisfactory to the Initial Lenders.

                  (vii) A  favorable   opinion  of  Shearman  &  Sterling,
            counsel for the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

            (c)   The   representations   and   warranties   contained  in
Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

            (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

            (e) The Existing Borrower shall have paid all fees and amounts due and payable.

            SECTION 3. Affirmation of Guaranty. Each of the Guarantors hereby consents to the execution and delivery of this Amendment and Restatement and ratifies and confirms its obligations under the Guaranty dated April 30, 1998, which obligations shall remain in full force and effect notwithstanding the provisions of this Amendment and Restatement or any other amendment and restatement thereto heretofore executed. Each of the Guarantors further agrees that all references to "the Borrower" in the above referenced Guaranty shall be deemed to be references to United Parcel Service, Inc.

            SECTION 4. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit
Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

            (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is April 27, 2000).

            SECTION  5. Costs and  Expenses.  The  Borrower  agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of
Section 8.04 of the Existing Credit Agreement.

            SECTION 6. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of an original executed counterpart of such signature page.

            SECTION 7. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 UNITED PARCEL SERVICE, INC.,
                                     as Borrower


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE OF AMERICA, INC.,
                                     as Existing Borrower


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE, INC., a New York
corporation, as Guarantor


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE, INC., an Ohio
corporation, as Guarantor


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE CO., a Delaware
corporation, as Guarantor


                                 By
                                 Name:
                                 Title:

                              THE AGENTS


                                 CITIBANK, N.A.,
                                     as    Administrative     Agent    and
Syndication Agent


                                 By
                                 Name:
                                 Title:


                                 SALOMON SMITH BARNEY INC.,
                                     as Arranger


                                 By
                                                            ___________________
                                 Name:
                                 Title:

                                 ABN AMRO BANK, N.V.,
                                    as Co-Documentation Agent



                                 By_____________________________________________
                                 Name:
                                 Title:


                                 By_____________________________________________
                                 Name:
                                 Title:



                                 BANK OF AMERICA, N.A.,
                                    as Co-Documentation Agent



                                 By_____________________________________________
                                 Name:
                                 Title:



                                 BANK ONE, NA,
                                    as Co-Documentation Agent



                                 By_____________________________________________
                                 Name:
                                 Title:



                                 THE CHASE MANHATTAN BANK,
                                    as Co-Documentation Agent



                                 By_____________________________________________
                                 Name:
                                 Title:

                              THE INITIAL LENDERS





                                 ______________________________________
                                 [Print or type name of lender]



                                 By
                                 ______________________________________________
                                      Name:
                                      Title:

               SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                COMMITMENTS AND APPLICABLE LENDING OFFICES


--------------------------------------------------------------------------------
 Name of Lender     Commitment   Domestic Lending Office   Eurodollar Lending
                                                                  Office
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Citibank, N.A.    $ 150,000,000  Citibank, N.A.          Citibank, N.A.
                                 2 Penns Way Suite 200   2 Penns Way Suite 200
                                 New Castle, DE 19720    New Castle, DE 19720
                                 Attn: Pat Dimery        Attn: Pat Dimery
                                 T: (302) 894-6023       T: (302) 894-6023
                                 F: (302) 894-6120       F: (302) 894-6120
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ABN AMRO Bank,    $ 100,000,000  ABN AMRO Bank N.V.      ABN AMRO Bank N.V.
N.V.                             208 South LaSalle St.,  208 South LaSalle St.,
                                 Suite 1500              Suite 1500
                                 Chicago, IL 60604-1003  Chicago, IL 60604-1003
                                 Attn: Loan              Attn: Loan
                                 Administration          Administration
                                 T: (312) 992-5160       T: (312) 992-5160
                                 F: (312) 992-5155       F: (312) 992-5155
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bank of America,  $ 100,000,000  Bank of America         Bank of America
N.A.                             231 S. La Salle Street  231 S. La Salle Street
                                 Chicago, IL 60697       Chicago, IL 60697
                                 Attn: Sharon            Attn:Sharon Burks-Horos
                                 Burks-Horos             T: (312) 828-2149
                                 T: (312) 828-2149       F: (312) 974-1997
                                 F: (312) 974-1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bank One, NA      $ 100,000,000  Bank One, NA            Bank One, NA
                                 1 Bank One Plaza        1 Bank One Plaza
                                 Chicago, IL 60670       Chicago, IL 60670
                                 Attn: Greg Sjullie      Attn: Greg Sjullie
                                 T: (312) 732-8872       T: (312) 732-8872
                                 F: (312) 732-3885       F: (312) 732-3885
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Chase         $ 100,000,000  The Chase Manhattan    The Chase Manhattan Bank
Manhattan Bank                   Bank                    1 Chase Manhattan Plaza
                                 1 Chase Manhattan Plaza 8th Floor
                                 8th Floor               New York, NY  10081
                                 New York, NY  10081     Attn:  May Fong
                                 Attn:  May Fong         T:  (212) 552-7314
                                 T:  (212) 552-7314      F:  (212) 552-5650
                                 F:  (212) 552-5650
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
First Union       $ 75,000,000   First Union National    First Union National
National Bank                    Bank                    Bank
                                 214 Hogan Street        214 Hogan Street
                                 Attn:  PTC FL0070       Attn:  PTC FL0070
                                 Jacksonville, FL        Jacksonville, FL
                                 32231-4142              32231-4142
                                 Attn:  Cindy Petry      Attn:  Cindy Petry
                                 T:  (904) 489-6095      T:  (904) 489-6095
                                 F:  (904) 489-1010      F:  (904) 489-1010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Royal Bank of     $ 75,000,000   Royal Bank of Canada,   Royal Bank of Canada,
Canada                           New York Branch         New York Branch
                                 One Liberty Plaza, 4th  One Liberty Plaza, 4th
                                 Floor                   Floor
                                 New York, NY 10006-1404 New York, NY 10006-1404
                                 Attn: Manager, Loans    Attn: Manager, Loans
                                 Administration          Administration
                                 T: (212) 428-6322       T: (212) 428-6322
                                 F: (212) 428-2372       F: (212) 428-2372
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank,    $ 75,000,000   Wachovia Bank, N.A.     Wachovia Bank, N.A.
N.A.                             191 Peachtree Street,   191 Peachtree Street,
                                 N.E.                    N.E.
                                 MC: GA3940              MC: GA3940
                                 Atlanta, GA 30303       Atlanta, GA 30303
                                 Attn: Karen McClain     Attn: Karen McClain
                                 T: (404) 332-6555       T: (404) 332-6555
                                 F: (404) 332-5016       F: (404) 332-5016
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Barclays Bank PLC $ 50,000,000   Barclays Bank PLC       Barclays Bank PLC
                                 222 Broadway            222 Broadway
                                 New York, NY  10038     New York, NY  10038
                                 Attn: Christina         Attn: Christina
                                 Challenger-Batiz        Challenger-Batiz
                                 T:  (212) 412-3701      T:  (212) 412-3701
                                 F:  (212) 412-5306      F:  (212) 412-5306
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Credit Suisse     $ 50,000,000   Credit Suisse First     Credit Suisse First
First Boston                     Boston                  Boston
                                 11 Madison Avenue       11 Madison Aveune
                                 New York, NY           New York, NY  10010-3629
                                 10010-3629              Attn:  Robert Finney
                                 Attn:  Robert Finney    T:  (212) 325-9038
                                 T:  (212) 325-9038      F:  (212) 325-8319
                                 F:  (212) 325-8319
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dresdner Bank     $ 50,000,000   Dresdner Bank           Dresdner Bank
AG, New York and                 75 Wall Street          75 Wall Street
Grand Cayman                     New York, NY 10005      New York, NY 10005
Branches                         Attn: Ken Hamilton      Attn: Ken Hamilton
                                 T: (212) 429-3201       T: (212) 429-3201
                                 F: (212) 429-2524       F: (212) 429-2524
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mellon Bank       $ 50,000,000   Mellon Bank             Mellon Bank
                                 One Mellon Bank Center  One Mellon Bank Center
                                 Pittsburgh, PA          Pittsburgh, PA
                                 15258-0001              15258-0001
                                 Attn: Daniel Lenckos    Attn: Daniel Lenckos
                                 T: (412) 234-0733       T: (412) 234-0733
                                 F: (412) 236-1914       F: (412) 236-1914
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Northern      $ 50,000,000   The Northern Trust      The Northern Trust
Trust Company                    Company                 Company
                                 50 S. LaSalle           50 S. LaSalle
                                 Chicago, IL  60675      Chicago, IL  60675
                                 Attn: Chris McKean      Attn: Chris McKean
                                 T: (312) 557-2638       T: (312) 557-2638
                                 F: (312) 444-5055       F: (312) 444-5055
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wells Fargo       $ 50,000,000   Wells Fargo Bank,       Wells Fargo Bank,
Bank, National                   National Association    National Association
Association                      1445 Ross Avenue, 4th   1445 Ross Avenue, 4th
                                 Floor                   Floor
                                 Dallas, TX  75202       Dallas, TX  75202
                                 Attn:  Scott D. Bjelde  Attn:  Scott D. Bjelde
                                 T:  (512) 336-9153      T:  (512) 336-9153
                                 F:  (512) 336-9154      F:  (512) 336-9154
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banca             $ 25,000,000   Banca Commerciale       Banca Commerciale
Commerciale                      Italiana                Italiana
Italiana, New                    One William Street      One William Street
York                             New York, NY 10004      New York, NY 10004
                                 Attn: John Michalisin   Attn: John Michalisin
                                 T: (212) 607-3918       T: (212) 607-3918
                                 F: (212) 809-2124       F: (212) 809-2124
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Fuji Bank,    $ 25,000,000   The Fuji Bank, Ltd. -   The Fuji Bank, Ltd. -
Ltd. - New York                  New York Branch         New York Branch
Branch                           Two World Trade Center  Two World Trade Center
                                 New York, NY 10048-0042 New York, NY 10048-0042
                                 Attn: Chigosa Tada      Attn: Chigosa Tada
                                 T:  (212) 898-2067      T:  (212) 898-2067
                                 F:  (212) 912-0516      F:  (212) 912-0516
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Merrill Lynch     $ 25,000,000   Merrill Lynch Bank USA  Merrill Lynch Bank USA
Bank USA                         15 W. South Temple,     15 W. South Temple,
                                 Suite 300               Suite 300
                                 Salt Lake City, UT      Salt Lake City, UT
                                 84101                   84101
                                 Attn: Butch Alder       Attn: Butch Alder
                                 T: (801) 526-8324       T: (801) 526-8324
                                 F: (801) 531-7470       F: (801) 531-7470
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
San Paolo IMI     $ 25,000,000   San Paolo IMI Bank      San Paolo IMI Bank
Bank                             245 Park Avenue         245 Park Avenue
                                 New York, NY 10167      New York, NY 10167
                                 Attn: Glen Binder       Attn: Glen Binder
                                 T: (212) 692-3016       T: (212) 692-3016
                                 F: (212) 692-3178       F: (212) 692-3178
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Standard          $ 25,000,000   Standard Chartered Bank Standard Chartered Bank
Chartered Bank                   7 World Trade Center    7 World Trade Center
                                 New York, NY 10167      New York, NY 10167
                                 Attn: Shafiq Rahman     Attn: Shafiq Rahman
                                 T: (212) 667-0336       T: (212) 667-0336
                                 F: (212) 667-0193       F: (212) 667-0193
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
State Street      $ 25,000,000   State Street Bank and   State Street Bank and
Bank and Trust                   Trust Company           Trust Company
Company                          2 Avenue De Lafayette   2 Avenue De Lafayette
                                 Boston, MA  02111       Boston, MA  02111
                                 Attn:  Ms. C. Jaynelle  Attn:  Ms. C. Jaynelle
                                 Landy, T:  (617)        Landy, T:  (617)
                                 662-3677                662-3677
                                 F:  (617) 662-4201      F:  (617) 662-4201
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
UBS AG, Stamford  $ 25,000,000   UBS AG, Stamford Branch UBS AG, Stamford Branch
Branch                           677 Washington Blvd.    677 Washington Blvd.
                                 Stamford, CT 06901      Stamford, CT 06901
                                 Attn: Gregory Raue      Attn: Gregory Raue
                                 T: (203) 719-3896       T: (203) 719-3896
                                 F: (203) 719-3898       F: (203) 719-3898
--------------------------------------------------------------------------------

___________

TOTAL OF          $ 1,250,000,000
COMMITMENTS